Exhibit 99.1

                                     TOYOTA
                               FINANCIAL SERVICES
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                      Presentation Materials for Investors

                                   June 2013
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Disclaimer
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[]   This presentation includes certain "forward- looking statements" within the meaning of The U. S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www. toyotafinancial. com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www. twitter. com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.
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Disclaimer
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[]   This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[]   These statements are based on current expectations and currently available information.

[]   Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation.

[]   We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[]   This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.

[]   Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of
     TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.

[]   This presentation is made to and directed only at (i) persons outside the
     United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial
     Services and Markets Act 2000 (Financial Promotion) Order 2005 (the
     "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the
     Order, and (iv) persons who are "qualified investors" within the meaning of
     Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as
     amended (such persons collectively being referred to as "Relevant
     Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.

[]   This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit
     Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit
     Corporation dated 14 September 2012 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at
     www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

[]   Investors and others should note that we announce material financial information using the investor relations section of our corporate website
     (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation
     Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.
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Toyota's Global Businesses
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TMC Consolidated Financial Results
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                          Fiscal Year Ended March 31,
(JPY billions)       2011                       2012      2013
---------------- -------- --------------------------- ---------
Net Revenues     18,993.7                   18,583.7  22,064.2
Operating Income   468.3                       355.6    1,320.9
Net Income         408.2                       283.6     962.2

Source:TMC FY2011 ,FY2012 & FY2013 20-F
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TMC Consolidated Balance Sheet

(JPY billions)	FY2011 As of March 31, 2011	FY2012 As of March 31, 2012	FY2013 As of March 31, 2013
Current assets	11,829.8	12,321.2	13,784.9
Noncurrent finance receivables, net	5,556.7	5,602.5	6,943.8
Investment & other assets	6,122.5	6,491.9	7,903.4
Property, plant & equipment, net	6,309.2	6,235.4	6,851.2
Total Assets	**29,818.2**	**30,651.0**	**35,483.3**
Liabilities	18,898.1	19,584.5	22,710.5
Shareholders' equity	10,920.0	11,066.5	12,772.9
Total Liabilities & Shareholders' Equity	**29,818.2**	**30,651.0**	**35,483.3**

Source: *TMC FY2011, FY2012 & FY2013 20-F*

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Toyota Across the United States
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Toyota Motor Sales, USA
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[]   In 2012, more than 40% of the vehicle models TMS sold were all-new or significantly refreshed. TMS launched 19 new or refreshed models, including
     7 from Toyota, 9 from Lexus and 3 from Scion

[]   For 2013, TMS is launching 9 new or refreshed models

[]   Industry-leading investment in next-generation technologies in power-train, safety and production

     --   TMS has the most fuel-efficient line-up of any full-line OEM

     --   11 hybrid models (1) , 1 plug-in model, and 1 EV model in TMS line-up

[]   Recent and upcoming vehicle launches:

-Avalon & HV     -Lexus GS & HV
-RAV 4           -Lexus ES & HV
-Highlander & HV -Lexus LS & HV
-Corolla         -Lexus IS

(1) Includes cars and light trucks
Source: TMS Reports
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Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

Kelley Blue Book **10 Best Green Cars in 2013** Avalon Hybrid and Prius Plug-in	**Fortune Magazine** **World's Most Admired Companies** #29 of any industry 2nd top motor vehicle company	**2013 JD Power CSI** Lexus had the highest customer satisfaction ranking for the 5th consecutive year
US. News & World Report **2013 Best Cars for Families** Prius, Highlander Hybrid, Lexus RX350	**Consumer Reports** **2013 Automotive Rankings** Lexus ranked #1 Toyota ranked #4, Scion ranked #7	**Consumer Reports Top Picks** Prius – top green car Highlander – top midsized SUV Scion FR-S – top sporty car
IntelliChoice's Best Overall Value Toyota won for 8 models Lexus won for 5 models	**US. News & World Report** **2013 Best Cars for the Money** Tundra, Tacoma, Scion FR-S, Lexus RX and RX450h	**2013 JD Power Vehicle Dependability Study** Lexus ranked #1, Toyota ranked #3 highest non-premium brand

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Toyota Motor Sales, USA (3)
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Toyota Motor Sales, USA (4)
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Toyota Motor Sales, USA (5)
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Toyota Financial Services
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TFS Group Global Presence
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[] 34 Countries & Regions Worldwide

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Toyota Motor Credit Corporation (TMCC)
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                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

[] Nearly 4.0  million active finance contracts (1)

[] AA- (2)/Aa3(3) rated captive finance company by S & P / Moody's

[] Credit support agreement structure with TFSC/TMC

(1) As of March 31, 2013
(2) Outlook stable
(3) Outlook negative

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Credit Support Agreements
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[]   Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

     --   TFSC will own 100% of TMCC

     --   TFSC will cause TMCC to maintain a tangible net worth of at least
          $100,000 as long as covered securities are outstanding

     --   If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due

     --   Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[]   TFSC in turn has the benefit of a credit support agreement with Toyota
     Motor Corporation ("TMC")

     --   Same key features as TFSC/TMCC credit support agreement

     --   TMC will cause TFSC to maintain a tangible net worth of at least
          JPY10mm as long as covered securities are outstanding

[]   TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does not include asset-backed securities issued by TMCC's securitization trusts.
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TMCC Products and Services
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Extensive Field Organization
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[] Decentralized dealer and field support

[] Centralized servicing and collections (circled)

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TMCC Business Highlights
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[]   Celebrating 30 years of supporting Toyota/Lexus/Scion sales and enhancing customer relationships

[]   In excess of $8 billion pre-tax income over the past 4 years(1)

[]   Continuing the trend in 2012, TFS is the top U. S. lender in all new vehicles CYTD(2)

[]   Strong market share continues to drive solid financing revenues

[]   Low net charge-off ratio

[]   High insurance penetration

(1) For the four year period from January 1, 2009 through December 31, 2012
(2) Source: AutoCount CTYD as of March 31, 2013
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TMCC FY13 Operating Highlights
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Consolidated Net Income
  - $1,331 million

Financing Volume (in units)
  - 1,326K

Market Share(1)
  - 63.6% (43.2% retail / 20.4% lease)

(1) Represents the percentage of total domestic TMS sales of new Toyota and
Lexus vehicles financed by us, excluding non-Toyota/Lexus sales, sales under dealer rental car and commercial fleet programs and sales of a private Toyota distributor.

Source: TMCC March31, 2013 10-K
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TMCC Earning Asset Composition
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Source: TMCC March 31, 2012 10-K & March 31, 2013 10-K
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TMCC Financial Performance - Select Data
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Source: TMCC March 31, 2012 10-K & March 31, 2013 10-K
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TMCC Financial Performance - Select Data
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(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses)
plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated for fiscal years 2009 were based on a
150-day charge-off policy, which was changed to 120 days in fiscal 2010
Source: TMCC March 31, 2012 10-K & March 31, 2013 10-K
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TMCC Funding Programs

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Exceptional Liquidity
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[] A-1+/P-1    direct commercial paper program

[] $17  billion committed credit facilities

[] $6.5   billion short-term  investment portfolio  (1)

[] Over $60  billion in readily salable retail loan & lease receivables

[] Access to various domestic and international markets

[] Billions of additional capacity in global benchmark markets

[] Extensive inter-company  lending infrastructure

[] Credit support agreements: TMCC []TFSC  [] TMC

(1) Average balance for year ended March 31, 2013
Source: TMCC March 31, 2013 10-Q
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TMCC Funding Program Objectives
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[] TMCC is committed to:

   -- Maintaining funding diversity and exceptional liquidity

   -- Issuing into strong demand with attractive deals

   -- Identifying & developing new markets and investor relationships

   -- Responding quickly to opportunities with best-in-class    execution
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TMCC FY13 Funding Overview
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$21.8 billion of long term debt funded

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[] $16.5 billion in unsecured debt

   -- Dual tranche Euro benchmark Euro 1.75 billion -- first since 2009

[] $ 5.3 billion in secured debt (net of amount retained)

   -- $1.6 billion comprised of public term secured funding (net of amount retained)

As of March 31, 2013
Source: Company Reports
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Diversification in Debt Offerings
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TMCC Long Term Debt Outstanding

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As of March 31, 2013
Source: Company Reports
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Funding Flexibility And Responsiveness
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                 Increased Diversification Across USD Curve (1)

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(1) Unsecured U.S. MTN issuance, excluding Structured Notes and Retail Notes.
(2) As of March 31, 2013 (3) Percentages may not add to 100% due to rounding
Source: Company Reports
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Key Investment Highlights
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[] Financial strength supported by strong credit ratings

[] Transparent business model with exceptional liquidity

[] Rational funding programs with long term perspective

   -- Diversification in bond offerings

   -- Focus on proactively meeting needs of market

   -- Strong emphasis placed on flexibility and responsiveness

[] Industry-leading  in:

   -- Liquidity management framework

   -- Balance sheet strength

   -- Business model resiliency
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TMCC Retail Loan Collateral & ABS Transactions

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Credit Decisioning & Collections
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[]   Major adjustments to credit decisioning implemented beginning in late 2007 and enhanced in subsequent years

     -- Identification & minimization of least desirable segments

[]   Renewed focus on core Toyota and Lexus business

[]   Rededication of collections strategy and staff

     -- Re-trained  staff & out-sourced  high risk collections

     -- Emphasis on early intervention

     -- Optimization of staff and technology resources
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Credit: Results*
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* Abbreviated for presentation purposes
Source: Company Reports
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Managed Portfolio Performance(3)
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TMCC Retail Loan Delinquency Experience (1)

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(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company Reports
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Performance - Retail Loan
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(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts.  (3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.  (4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle.
Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports
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Origination Profile
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TMCC Retail Auto Loan Originations

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(1) As of March 31, 2013
(2) Percentages may not add to 100% due to rounding
Source: Company Reports
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Origination Characteristics
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*As of March 31, 2013
Source: Company Reports
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ABS Deal Comparison
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Toyota Auto Owner Trust (TAOT)(1)

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(1) Abbreviated for presentation purposes
Source: Company Reports
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TAOT Deal Performance
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(1) Moody's cumulative net loss assumption at initial transaction rating. On
September 15, 2011, Moody's announced that it had decreased the transaction CNL assumptions to 0.45% -0.70% for 2010-A & 2010-B and 0.35% -0.60% for 2010-C. On
February 16, 2012, Moody's announced that it had decreased the transaction CNL assumption to 0.40% on 2011-A. On November 21, 2012, Moody's announced that it had decreased the transaction CNL assumption to 0.25% on 2011-B.
(2) Standard & Poors cumulative net loss assumption at initial transaction rating. On January 17, 2012, Standard & Poors announced that it had decreased the transaction CNL assumptions to 0.45% -0.55% for 2010-A, 0.40% -0.50% for
2010-B and 0.35% -0.45% for 2010-C.

Source: Company Reports
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Sales & Trading Update

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Industry Performance
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The U.S. automobile SAAR figure for June 2013 was 15.9 million, the fifth month this year it has been above 15 million.

Source: Toyota, Bloomberg, Ward's Automotive Group.
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TMS Monthly Sales Performance
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* TMS June 2013 sales totaled 195,235 units, up 9.8% from June 2012.

* Prius family June 2013 sales volume rose 10.1% from June 2012.

* Lexus sales continue to improve, driven by new model launches.

* North American production for June 2013 totaled 139,452 units, a volume increase of 11.9% from June 2012.

Toyota Division represents Toyota and Scion vehicle sales TMS monthly results include fleet sales volume
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Commercial Paper Programs Highlights
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* A-1+/P-1 Direct Commercial Paper Programs

  -- 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)

  -- $11.5 billion multi-party committed credit facilities

  -- $5.5 billion bilateral committed credit facilities

  -- $24.6 billion USCP combined outstanding for TMCC and TCPR

  -- Over 600 diverse institutional investors

     * State and local municipalities

     * Large corporations

     * Pension and retirement funds

     * Financial institutions

     * Money managers and mutual fund companies

  -- Rates are posted daily on Bloomberg DOCP screen

Source: Toyota Motor Credit Corporation, March 31, 2013 10-K
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                                     TOYOTA
                               FINANCIAL SERVICES
================================================================================
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